DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio
(the "Portfolio")

Supplement to the Portfolio’s Statement of Additional Information
dated February 27, 2009

The following information replaces the first four paragraphs in the section entitled, “Investment Strategies and Risks – Foreign Investments”.  These changes will be effective sixty (60) days after the date of this Supplement.

Foreign Investments
Investors in The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Emerging Markets, and The International Fixed Income Portfolios to engage in certain options and futures activities in order to hedge holdings and commitments against changes in the level of future currency rates. See “Foreign Currency Transactions” above.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, and The Global Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 10%, 20%, 10%, 10%, 20%, 20%, 25%, and 20%, respectively, of its respective total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped, or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments, which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States, and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles.

Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

It is also expected that the expenses for custodial arrangements of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios’ foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments. See “Distributions and Taxes.”

Please keep this Supplement for future reference.

This Supplement is dated February 2, 2010.